Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of October 28, 2010, by and between InfoLogix, Inc., a Delaware corporation (the “Company”), and Hercules Technology Growth Capital, Inc., a Maryland corporation (“Hercules”).

This Agreement is made pursuant to the Amended and Restated Loan and Security Agreement, made and dated as of November 20, 2009 (as amended, restated, supplemented, modified or otherwise in effect from time to time, the “A/R Loan Agreement”), by and among the Company, InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC and Infologix-DDMS, Inc. and Hercules.

Now, therefore, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and Hercules agree as follows:

1.             Definitions. Capitalized terms used and not otherwise defined herein that are defined in the A/R Loan Agreement shall have the meanings given such terms in the A/R Loan Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(c).

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.00001 and any other class of securities into which such shares may hereafter have been reclassified or changed.

“Effectiveness Date” means April 30, 2011, extended by a period of 75 additional days if the Commission reviews the Registration Statement, provided, however, in the event that the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to the Registration Statement shall be the tenth Trading Day following the date on which the Company is so notified if such date precedes the dates required above; provided, further, that if the Effectiveness Date falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Date shall be extended to the next business day on which the Commission is open for business.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Filing Date” means on or prior to January 31, 2011.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(b).

“Indemnifying Party” shall have the meaning set forth in Section 5(b).

“Liquidated Damages” shall have the meaning set forth in Section 2(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Permitted Shares” means that number of (a) Shares and (b) Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing that the Commission permits the Company to register for resale, issued by the Company to Hercules, from time to time.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation, of which the Company, or any of the members of its Board of Directors have actual knowledge, or a partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all of the Permitted Shares until, in the case of any such security, (a) the earliest of (i) its effective registration under the Securities Act and resale in accordance with the Registration Statement covering it and (ii) its sale to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, and (b) as a result of the event or circumstance described in any of the foregoing clauses, the legend with respect to transfer restrictions therein is removed or removable in accordance with the terms of such legend.

“Registration Default” shall have the meaning set forth in Section 2(c).

“Registration Default Date” shall have the meaning set forth in Section 2(c).

“Registration Statement” means the registration statement required to be filed hereunder, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Shares” means the Common Stock issued by the Company to Hercules pursuant to Sections 2.4, 2.5(a)(v) and 2.11 of the A/R Loan Agreement from time to time.

“Trading Day” means any day during which the Nasdaq Stock Market shall be open for business for trading.

“Trading Market” means the Nasdaq Stock Market.

2.             Registration.

(a)           On or prior to the Filing Date, the Company shall prepare and file with the Commission the Registration Statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415.  The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith).  Not less than ten business days prior to filing of the Registration Statement, the Company shall provide each Holder with a copy of the Registration Statement proposed to be filed and shall consider all appropriate comments that are timely provided by such Holder with respect to the Registration Statement.  Subject to the terms of this Agreement, the Company shall use its commercially reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and shall use its commercially reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (i) all Registrable Securities covered by the Registration Statement have been sold, or (ii) subject to the next successive sentence, (A) Hercules, together with any of its affiliates, owns less than 10% of the issued and outstanding Common Stock and (B) the Registrable Securities may be sold free of any restrictions under Rule 144 (the “Effectiveness Period”).  Upon the Registration Statement ceasing to be effective in connection with clause (ii) of this section, the Company shall take, at its sole expense, such further action, including the provision of a legal opinion, as any Holder may  reasonably request from time to time to enable such Holder to sell the Registrable Securities without registration under the Securities Act.

(b)           The Company shall notify the Holders via facsimile or electronic mail of the effectiveness of the Registration Statement within three Trading Days of the Company telephonically confirming effectiveness with the Commission.  The Company shall, by 9:30 AM Eastern Time on the Trading Day that is three Trading Days after the Effectiveness Date, file a Form 424(b)(5) with the Commission.

(c)           If (i) the Registration Statement is not declared effective by the Commission within 250 days of September 13, 2010, or (ii) following the date in clause (i), the Registration Statement covering the Registrable Shares ceases to be effective or usable at any time during the Effectiveness Period (without being succeeded on the same date immediately by a post-effective amendment or supplement to the Registration Statement that cures such failure and that is itself, in the case of a post-effective amendment, declared effective within ten Trading Days of filing with the Commission) or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for 20 consecutive Trading Days or in any individual case an aggregate of 30 Trading Days during any twelve-month period (which need not be consecutive Trading Days) (any of the foregoing being a  “Registration Default” and for purposes of clause (i) the date on which such Registration Default occurs, or for purposes of clause (ii) the date on which such 20 or 30 Trading Day period, as applicable, is exceeded, each being a “Registration Default Date”) then, subject to Section 3, the Company shall pay to each Holder an amount in cash, as liquidated damages and not a penalty (“Liquidated Damages”): (A) equal to $25,000 on the Registration Default Date, and (B) on the 30th day thereafter and at the end of each subsequent 30-day period until such Registration Default is cured, equal to $25,000 on each such date, provided, however, that the sum of such amounts shall not exceed $500,000.  The foregoing represents the sole monetary remedy to any Holder in connection with any Registration Default.  The Company shall pay the Holders any Liquidated Damages on the Registration default Date, the day that is 30 days thereof and at the end of each subsequent 30-day period.  If the Company fails to pay any Liquidated Damages pursuant to this Section in full, the Company will pay interest thereon at a rate of 8% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full.  A Registration Default under clause (i) above shall be cured on the date that the Registration Statement is filed with the SEC and a Registration Default under clause (ii) above shall be cured on the date that the Registration Statement covering the Permitted Shares is declared effective by the SEC or is otherwise usable.  Notwithstanding the foregoing, no Liquidated Damages shall accumulate as to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security and (y) expiration of the Effectiveness Period.

(d)           The Company shall not be liable for any Liquidated Damages under Section 2(c) if the Holders are not permitted to utilize the Prospectus because the Company is negotiating a merger, consolidation, acquisition or sale of all or substantially all of its assets or a similar transaction which, in the good faith judgment of the Board of Directors, requires the Registration Statement to be amended to include information in connection with such pending transaction (including the parties thereto) and such information is not yet available or publicly disclosable, or the Company is otherwise aware of such other material non-public information which, in the good faith judgment of the Board of Directors, requires the Registration Statement to be amended to include such other material non-public information and such information is not yet publicly disclosable, for an aggregate of 30 consecutive days.

(e)           Each Holder agrees to furnish to the Company (i) a completed selling stockholder questionnaire not more than ten Trading Days before the filing of the Registration Statement and (ii) such other information the Company reasonably requires to prepare the Registration Statement.  Each Holder further agrees that it shall not be entitled to be named as a selling stockholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned this information to the Company.  Each Holder acknowledges and agrees that the information in the selling stockholder questionnaire or request for further information as described in this Section 2(e) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

3.             Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a)           (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented; provided, however, that each Holder shall be responsible for the delivery of the Prospectus in accordance with Rule 172 under the Securities Act, and each Holder agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws;

(b)           Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is filed; and (B) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that any and all of such information provided pursuant to clause (v) above shall remain confidential to each Holder until such information otherwise becomes public, and such Holder agrees not to trade on such information, unless disclosure by a Holder is required by law; provided, further, notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information;

(c)           Use its commercially reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable;

(d)           Furnish to each Holder, upon written request of such Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference); provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system;

(e)           Promptly deliver to each Holder, upon written request of such Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities.  Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(b);

(f)            Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction;

(g)           If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request;

(h)           Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its shareholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies the Holders in accordance with clauses (ii) through (v) of Section 3(b) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus.  The Company will use its commercially reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.  The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of the Registration Statement and Prospectus for a period not to exceed 90 days (which need not be consecutive days) in any 365 day period;

(i)            Comply with all applicable rules and regulations of the Commission and the Trading Market; and

(j)            Be permitted to require each selling Holder to furnish to the Company (i) a certified statement as to the number of shares of Common Stock beneficially owned by such Holder, (ii) if required by the Commission, the person thereof that has voting and dispositive control over the Permitted Shares and (iii) any further information required by the Commission.  During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within five Trading Days of the Company’s request, any Liquidated Damages that are accruing at that time as to such Holder only shall be tolled and any Registration Default that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company; provided, however, that if the failure of any one Holder affects the Company’s ability to meet its obligations with respect to the registration of all of the Registrable Securities, any Liquidated Damages that are accruing at that time as to such Holder only shall be tolled and any Registration Default that may otherwise occur or continue solely because of such delay shall be suspended as to all Holders until such information is delivered to the Company.

4.             Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock are then listed for trading and (B) in compliance with applicable state securities or Blue Sky laws reasonably requested by the Holder and reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses for a Holder if the printing of prospectuses is reasonably requested by such Holder); (iii) messenger, telephone and delivery expenses related to the Company’s obligations hereunder; (iv) fees and disbursements of counsel for the Company; (v) Securities Act liability insurance, if the Company so desires such insurance; and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder, including all fees and expenses of the depositary.  In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder.

5.             Indemnification.

(a)           (i) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Shares), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, partners, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder thereof expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (B) in the case of an occurrence of an event of the type specified in Section 3(b)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c).

(ii)  Indemnification by Holders. Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are related to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder thereof expressly for use therein, (ii) to the extent, but only to the extent, that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder or agent thereof expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (iii) in the case of an occurrence of an event of the type specified in Section 3(b)(ii)-(v) to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c).

(b)           Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding; (iii) the Indemnifying Party shall have failed promptly to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iv) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

The Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such reasonable fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.

(c)           Contribution. If the indemnification under Section 5(a) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the

Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(b), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(c) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.

The indemnity and contribution agreements contained in this Section are in addition to any other liability that the Indemnifying Parties may have to the Indemnified Parties.

6.             Miscellaneous.

(a)           Remedies. Subject to Section 2(c), (i) in the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement and (ii) the Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate

(b)           Compliance.  Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.

(c)           Discontinued Disposition.  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(b)(ii) through Section 3(b)(v), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement subject to Section 3(d).  The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities during the Effectiveness Period hereunder shall be subject to the provisions of Sections 2(c), 2(d) and 3(h), as applicable.  The Company will use its commercially reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable.

(d)           Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered.

Notwithstanding the foregoing, if any requested registration pursuant to this section involves an underwritten offering by the Company, and the managing underwriter shall advise the Company the distribution of all or a portion of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company for its own account, then (i) the number of Registrable Securities so requested to be included in such registration shall be reduced to that number of shares which, in the good faith judgment of the managing underwriter, can be sold in such offering, and this reduced number shall be allocated pro rata among such Holders on the basis of the number of Registrable Securities requested to be so registered by such Holders, and (ii) if the requesting Holders are participating in a primary offering by the Company, the Company will include in such registration, to the extent of the number of securities which the Company is so advised can be sold in such offering, (A) first, securities that the Company proposes to issue and sell for its own account and any preferred securities proposed to be so registered, and (B) second, Registrable Securities requested to be registered by the Holders thereof pursuant to this Section allocated pro rata among such Holders and such on the basis of the number of Registrable Securities to be so registered.

(e)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(f)            Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the A/R Loan Agreement.

(g)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder.  The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities.  Each Holder may assign a portion of their respective rights hereunder to any purchaser of Registrable Securities in a transaction not otherwise covered by a Registration Statement, provided such Holder has transferred to such purchaser shares of Common Stock constituting at least 5% of the issued and outstanding shares of the Common Stock, and the purchaser executes a joinder to this Agreement.

(h)           No Inconsistent Agreements.  Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement.

(i)            Execution and Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission or email via .pdf, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or .pdf signature were the original thereof.

(j)            Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined with the provisions of the A/R/ Loan Agreement.

(k)           Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(l)            Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m)          Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(n)           Independent Nature of Holders’ Obligations and Rights.  The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder other than as specified in this Agreement.  Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.  Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INFOLOGIX, INC.

By:	/s/ David T. Gulian
Name:	David T. Gulian
Title:	Chief Executive Officer and President

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:	/s/ K. Nicholas Martitsch
Name:	K. Nicholas Martitsch
Title:	Associate General Counsel

Signature Page to Registration Rights Agreement